UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 15, 2015

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)	63105 (Zip Code)

(314) 480-1400 (Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                           Regulation FD Disclosure.

The following information is filed pursuant to Item 7.01 Regulation FD Disclosure.

As previously disclosed, on March 27, 2015, Olin Corporation (“Olin”) and The Dow Chemical Company (“TDCC”) announced that they and certain affiliates had entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated March 26, 2015 among Olin, TDCC, Blue Cube Acquisition Corp. (“Merger Sub”) and Blue Cube Spinco Inc. (“Splitco”), pursuant to which, subject to the terms and conditions of the Merger Agreement and a Separation Agreement dated March 26, 2015 between TDCC and Splitco,  (1) TDCC will transfer its U.S. Gulf Coast Chlor-Alkali and Vinyl, Global Chlorinated Organics and Global Epoxy businesses to Splitco, (2) TDCC will distribute Splitco’s stock to TDCC’s shareholders by way of a split-off or a combination of a split-off and a spin-off, and (3) Merger Sub will merge with and into Splitco, with Splitco as the surviving corporation (the “Merger”). The Merger and related transactions are described further in Olin’s Registration Statement on Form S-4 declared effective by the SEC on September 2, 2015.

In connection with the Merger, on September 15, 2015, Splitco commenced a private debt offering (the “Private Placement”) of a principal aggregate amount of $1,500,000,000 of senior notes (the “Notes”) to certain institutional investors pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes will be guaranteed on a senior unsecured basis by Olin upon consummation of the Merger.

In connection with the Private Placement, Olin disclosed certain information to prospective investors in a preliminary offering memorandum dated September 15, 2015 (the “Preliminary Offering Memorandum”). Olin included the following information under the heading “Risk factors” in the Preliminary Offering Memorandum:

Third-party transportation—Olin relies, and will continue to rely, heavily on third-party transportation, which subjects it to risks and costs that Olin cannot control, and which risks and costs may have a material adverse effect on Olin’s financial position or results of operations.

Olin will rely heavily on railroad, barge and other shipping companies to transport finished products to customers and to transport raw materials to the manufacturing facilities used by each of Olin’s businesses. These transport operations are subject to various hazards and risks, including extreme weather conditions, work stoppages and operating hazards, as well as interstate transportation regulations. In addition, the methods of transportation Olin utilizes and will utilize after the consummation of the Combination Transactions, including shipping chlorine and other chemicals by railroad and by barge, may be subject to additional, more stringent and more costly regulations in the future. If Olin is delayed or unable to ship finished products or unable to obtain raw materials as a result of any such new regulations or public policy changes related to transportation safety, or these transportation companies’ failure to operate properly, or if there were significant changes in the cost of these services due to new additional regulations, or otherwise, Olin may not be able to arrange efficient alternatives and timely means to obtain raw materials or ship goods, which could result in a material adverse effect on Olin’s business, financial position or results of operations. In particular, federal legislation enacted in 2008 mandates the implementation of positive train control (“PTC”) technology by December 31, 2015 on railroad lines where toxic-by-inhalation hazardous (“TIH”) materials, including chlorine, are transported. Several third-party railroads which Olin utilizes to transport chlorine and other chemicals have announced that they will not meet the deadline to install PTC systems and may cease shipment of TIH materials as of December 31, 2015, unless the deadline for installing PTC systems is extended by the U.S. Congress. If any third-party railroad which Olin utilizes to transport chlorine and other chemicals ceases to transport TIH materials, or if there are significant changes in the cost of shipping TIH materials by rail or otherwise, Olin may not be able to arrange efficient alternatives and timely means to deliver its products or at all, which could result in a material adverse effect on Olin’s business, financial position or results of operations.

The Notes have not been and will not be registered under the Securities Act, or the securities laws of any other jurisdiction. Unless they are registered, the Notes may be offered only in transactions that are exempt from registration under the Securities Act and applicable state securities laws.

Item 8.01.           Other Events.

The information included in Item 7.01 of this Form 8-K is incorporated into this Item 8.01.

Forward-Looking Statements

This communication includes forward-looking statements.  These statements relate to analyses and other information that are based on management’s beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which Olin Corporation (“Olin”) and The Dow Chemical Company’s (“TDCC”) chlorine products business operate.  These statements may include statements regarding the proposed combination of TDCC’s chlorine products business with Olin in a “Reverse Morris Trust” transaction, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Olin’s and TDCC’s  chlorine products businesses’ future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies and competition.

The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties. We have used the words “anticipate,” “intend,” “may,” “expect,” “believe,” “plan,” “estimate,” “will,” and variations of such words and similar expressions in this communication to identify such forward-looking statements.  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control.  Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements.  Factors that could cause or contribute to such differences include, but are not limited to:  factors relating to the satisfaction of the conditions to the proposed transaction, including regulatory approvals; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the possibility that Olin may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all; the integration of the TDCC’s chlorine products business being more difficult, time-consuming or costly than expected; the effect of any changes resulting from the proposed transaction in customer, supplier and other business relationships; general market perception of the proposed transaction; exposure to lawsuits and contingencies associated with TDCC’s chlorine products business; the ability to attract and retain key personnel; prevailing market conditions; changes in economic and financial conditions of Olin and TDCC’s chlorine products business; uncertainties and matters beyond the control of management; and the other risks detailed in Olin’s Form 10-K for the fiscal year ended December 31, 2014 and Olin’s Form 10-Q for the fiscal quarter ended June 30, 2015.  These risks, as well as other risks associated with Olin, TDCC’s chlorine products business and the proposed transaction are also more fully discussed in the prospectus included in the registration statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) by Olin, and declared effective by the SEC, on September 2, 2015.  The forward-looking statements should be considered in light of these factors.  In addition, other risks and uncertainties not presently known to Olin or that Olin considers immaterial could affect the accuracy of our forward-looking statements.  The reader is cautioned not to rely unduly on these forward-looking statements. Olin and TDCC undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

 Additional Information and Where to Find It

In connection with the proposed combination of Olin with the chlorine products business of The Dow Chemical Company (“TDCC”), Blue Cube Spinco Inc. (“Splitco”) has filed with the Securities and Exchange Commission (the “SEC”), and the SEC declared effective on September 2, 2015, a registration statement on Form S-4 and Form S-1 containing a prospectus and Olin has filed with the SEC, and the SEC declared effective on September 2, 2015, a registration statement on Form S-4 containing a prospectus.  INVESTORS AND SECURITYHOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENTS/PROSPECTUSES AS WELL AS ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT OLIN, TDCC, SPLITCO AND THE PROPOSED TRANSACTION. Investors and securityholders may obtain a free copy of the registration statements/prospectuses and other documents filed by Olin, TDCC and Splitco with the SEC at the SEC’s website at http://www.sec.gov. Free copies of these documents and each of the companies’ other filings with the SEC, may also be obtained from the respective companies by directing a request to Olin at Olin Corporation, ATTN: Investor Relations, 190 Carondelet Plaza, Suite 1530, Clayton, Missouri 63105 or TDCC or Splitco at The Dow Chemical Company, 2030 Dow Center, Midland, Michigan 48674, ATTN: Investor Relations, as applicable.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:	/s/ George H. Pain
Name: George H. Pain
Title: Senior Vice President, General Counsel and Secretary

Date:  September 15, 2015